UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 3, 2019

ATRM Holdings, Inc.
(Exact Name of registrant as specified in its charter)

Minnesota	001-36318	41-1439182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 Gershwin Avenue N.
Oakdale, Minnesota  55128
(Address, including zip code, of principal executive offices)

(651) 704-1800
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 3, 2019, ATRM Holdings, Inc., a Minnesota corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Digirad Corporation, a Delaware corporation (“Parent”), and Digirad Acquisition Corporation, a Minnesota corporation and newly-formed subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  The Merger Agreement was approved unanimously by the Company’s Board of Directors, following recommendation by a special committee of independent and disinterested directors.

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares (i) owned by the Company or any subsidiary, (ii) owned by Parent or Merger Sub, or (iii) held by shareholders who have perfected and not withdrawn a demand for appraisal rights under Minnesota law (collectively (i), (ii) and (iii), “Excluded Shares”)) will be cancelled and converted automatically into the right to receive 0.03 shares of a newly created Series A non-convertible perpetual preferred stock, par value $0.0001 per share, of Parent (“Series A Preferred Stock”).  Each share of Company Common Series B preferred stock issued and outstanding immediately prior to the effective time (other than Excluded Shares) will be cancelled and converted automatically into the right to receive 2.5 shares of Series A Preferred Stock.

Consummation of the Merger is subject to various closing conditions, including (i) approval by the Company’s shareholders, (ii)  the absence of any order, injunction, statute, rule, regulation or decree prohibiting, precluding, restraining, enjoining or making illegal the consummation of the Merger, (iii) the accuracy of the representations and warranties of each party (including there not having occurred a material adverse effect), (iv) performance, in all material respects, of all obligations and compliance with, in all material respects, agreements and covenants to be performed or complied with by each party, (v) declaration of effectiveness of the Registration Statement on Form S-4 to be filed by Parent, (vi) the completion of a $3,000,000 private placement of Series A Preferred Stock by the Parent and (vii) the execution of an agreement by and between the Parent and Jeffrey Eberwein, Parent’s Chairman of the Board, pursuant to which Parent shall have the right to require Mr. Eberwein to acquire 100,000 shares of Series A Preferred Stock at a price of $10 per share for aggregate proceeds of $1,000,000 at any time, in Parent’s discretion, during the 12 calendar months following the effective time of the Merger.  If the Merger is not consummated by November 30, 2019, either party has the right to terminate the Merger Agreement, subject to certain conditions.

The Company makes various representations, warranties and covenants in the Merger Agreement, including covenants regarding: (i) the conduct of the business of the Company prior to the consummation of the Merger, (ii) the calling and holding of a meeting of the Company’s shareholders to seek approval and (iii) the use of reasonable efforts to cause the Merger to be consummated.

Under the Merger Agreement, the Company is subject to a “no-shop” restriction on its ability to solicit offers or proposals relating to an alternative acquisition proposal or to provide information to or engage in discussions or negotiations with third parties regarding an alternative acquisition proposal. Until adoption of the Merger Agreement by the Company’s shareholders, the Company may only furnish information to, and engage in discussions and negotiations with, third parties making unsolicited acquisition proposals that the Company’s Board of Directors determines are reasonably likely to lead to a superior proposal and to terminate the Merger Agreement to accept a superior proposal.  The Merger Agreement provides Parent certain rights to negotiate adjustments to the terms and conditions of the Merger Agreement upon a superior proposal.  The “no-shop” provision also includes a “fiduciary-out,” which permits the Company Board of Directors to change its recommendation that shareholders vote in favor of the Merger if the Board of Directors conclude that a change is advisable to comply with its fiduciary duties under applicable law.  The Merger Agreement also provides Parent with certain rights to negotiate adjustments to the terms and conditions of the Merger Agreement in order to avoid such change in Board recommendation.

The Merger Agreement allows the Company and Parent to terminate the Merger Agreement under certain circumstances.  Parent may terminate if: (i) the Company Board of Directors changes its recommendation to shareholders to vote in favor of the transaction in accordance with the Merger Agreement, (ii) the Company breaches the Merger Agreement, or (iii) if the Company enters into an acquisition agreement with a third party following the receipt of a superior proposal. The Company may terminate if it enters into an acquisition agreement with a third party following the receipt of a superior proposal or if Parent breaches the Merger Agreement.  Upon termination of the Merger Agreement under specified circumstances (including upon acceptance of a superior proposal or a change in recommendation under the “fiduciary out”), the Company must pay Parent a termination fee of $725,000 and reimburse Parent for documented out-of-pocket expenses up to $225,000.

The representations, warranties and covenants of the Company contained in the Merger Agreement (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) matters specifically disclosed in any reports filed by the Company with the Securities and Exchange Commission (the “SEC”) and (b) confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement; (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as “material” by investors; (iv) are made only as of the date of the Merger Agreement and as of the date the Merger closes, or such other date as is specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected fully or at all in the Company’s public disclosures. The Merger Agreement should not be read alone, but must be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the annual, quarterly and current reports, proxy statements and other documents that the Company files or has filed with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Voting and Support Agreement

On July 3, 2019, in connection with the Merger Agreement, Parent entered into a voting and support agreement (the “Voting Agreement”) with all of the holders of the Company’s preferred stock and approximately 17.4% of the Company’s common stock. The Company has been advised that under the terms of the Voting Agreement, each of the referenced shareholders agreed, among other things, to vote, and irrevocably appointed Parent as its proxy to vote, all of their shares in favor of the approval of the Merger and adoption of the Merger Agreement.  The Voting Agreement terminates on the earlier of (a) the effective date of the Merger and (b) the termination of the Merger Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached  as an exhibit to the Current Report on Form 8-K filed today by Parent.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements,” as such term is used within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not based on historical fact and involve assessments of certain risks, developments, and uncertainties in the Company’s business looking to the future. Such forward-looking statements can be identified by the use of terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “intend,” “continue,” or “believe,” or the negatives or other variations of these terms or comparable terminology. Forward-looking statements may include projections, forecasts, or estimates of future performance and developments. These forward-looking statements are based upon assumptions and assessments that the Company believes to be reasonable as of the date of this report. Whether those assumptions and assessments will be realized will be determined by future factors, developments, and events, which are difficult to predict and may be beyond the Company’s control. Actual results, factors, developments, and events may differ materially from those the Company assumed and assessed. Specifically, with respect to the proposed Merger, factors that could cause events not to occur as expected, include, without limitation, unanticipated delays; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; and the inability to complete the proposed Merger due to the failure to obtain the shareholder approval or the failure to satisfy other closing conditions. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the SEC, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K.

There can be no assurance that any such forward-looking statement, projection, forecast or estimate contained can be realized or that actual returns, results, or business prospects will not differ materially from those set forth in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

Additional Information about the Merger and Where to Find It

This document may be deemed to be solicitation material with respect to the proposed merger.  The Company and Parent intend to file with the SEC a Registration Statement on Form S-4 containing a prospectus with respect to Parent Series A Preferred Stock to be issued in the proposed merger and a proxy statement of the Company in connection with the proposed merger (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus will be mailed to shareholders of the Company and will contain important information about the proposed Merger and related matters.  THE COMPANY’S SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Proxy Statement/Prospectus and other relevant materials (when they become available), and any and all documents filed or furnished by the Company with or to the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov and from the Company’s website at atrmholdings.com.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that the Company or Parent may file with the SEC in connection with the proposed merger.

Participants in the Solicitation

Each of the Company and Parent and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the proposed merger. More Information regarding the identity of these potential participants, and any direct or indirect interests that they may have in the proposed Merger, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus.  Additional information concerning Parent’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 26, 2019, which is available to the Company’s shareholders free of charge from the SEC’s website at www.sec.gov and from the investor relations section of Parent’s website at ir.digirad.com. Additional information concerning the Company’s directors and executive officers and their ownership of the Company preferred and common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on June 26, 2019. These documents are available to the Company’s shareholders free of charge from the SEC’s website at www.sec.gov and from the Company’s website at atrmholdings.com.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibit

2.1	Agreement and Plan of Merger dated July 3, 2019 by and among ATRM Holdings, Inc., Digirad Corporation and Digirad Acquisition Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2019	ATRM HOLDINGS, INC.

	By:	/s/ Daniel M. Koch
Daniel M. Koch
President and Chief Executive Officer